SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 7, 2006
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 7, 2006, E.V. (Rick) Goings notified Reynolds American Inc. (“RAI”) that, for personal reasons, he will resign as a member of RAI’s Board and of the Board’s Compensation Committee, effective immediately after the meeting of RAI’s Board currently scheduled to be held on February 6, 2007. A copy of Mr. Goings’ resignation letter is attached to this report as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibit.
      The following is furnished as an Exhibit to this Report.

Number	Exhibit

99.1	Letter from E.V. (Rick) Goings, dated November 7, 2006.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.
By:	/s/ E. Julia Lambeth
	Name:	E. Julia Lambeth
	Title:	Executive Vice President-Corporate Affairs, General Counsel and Assistant Secretary

Date: November 13, 2006

INDEX TO EXHIBITS

Number	Exhibit

99.1	Letter from E.V. (Rick) Goings, dated November 7, 2006.